UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2008 (July 7, 2008)

QNECTIVE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50494	57-1094726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Thurgauerstrasse 54, CH-8050, Zurich, Switzerland
(Address of principal executive offices)

Registrant’s telephone number, including area code +41-44-307-5020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

On July 7, 2008 Qnective, Inc. (the “Company”) entered into a Subscription Agreement (the “Agreement”) with Aquanil Advisors Inc. (“Aquanil”). Pursuant to the Agreement, Aquanil has agreed to purchase one million shares (the “Shares”) of the Company’s common stock, par value $.001 per share, for a purchase price of $2.00 per Share or $2,000,000 in the aggregate. No underwriting discounts or commissions will be paid in connection with the sale of the Shares. The Shares will be issued in a private transaction pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (“Regulation S”). The Company did not engage in a distribution of the Shares in the United States. Aquanil represented that it is not a U.S. person (as defined in Regulation S) and that it is not acquiring the Shares for the account or benefit of a U.S. person. Closing of the purchase and sale of the Shares, conditioned solely on payment for the Shares, will take place on or before July 21, 2008.

The foregoing description of the Agreement is qualified in its entirety by reference to the provisions of the Agreement attached to this report as Exhibit 10.2

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.2 Subscription Agreement, dated July 7, 2008, by and between Qnective, Inc. and Aquanil Advisors Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2008	QNECTIVE, INC.

By: /s/ Oswald Ortiz Oswald Ortiz Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.2	Subscription Agreement, dated July 7, 2008, by and between Qnective, Inc. and Aquanil Advisors Inc.

THIS SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

SUBSCRIPTION AGREEMENT

1.      Subscription for Shares.

1.1.  The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase one million shares (the "Shares") of common stock of Qnective, Inc., a Nevada corporation, (the "Company") at a price per share of $ 2 for a total purchase price of $ 2´000´000.00 (the "Purchase Price") pursuant to the terms and conditions of this Subscription Agreement.

1.2.  The Company hereby agrees to sell the Shares to the Subscriber at the Closing (as hereinafter defined).

2.     Payment

2.1.  The Purchase Price shall be paid by Subscriber on or before July 21, 2008, to a bank account established by the Company at Credit Suisse, Basel.

3.      The Closing.

3.1.   The conditions precedent to the closing (the "Closing") of the issuance of the Shares hereunder are:

(a) receipt in the bank account of Subscriber's payment of the Purchase Price on or before July 21, 2008.

3.2.   The Closing hereunder shall take place on or before July 21, 2008.

4.      Documents Required from Subscriber

4.1    The Subscriber must complete, sign, and return to the Company the following documents:

(a) two (2) executed copies of this Subscription Agreement; and

(b) an accredited investor questionnaire in the form attached as Exhibit A (the "Questionnaire").

4.2     Subscriber also hereby agrees to complete, sign, and return to the Company as soon as possible any documents which may be required in connection with this Subscription Agreement by regulatory authorities or applicable law upon request from the Company.

5.      Acknowledgements of Subscriber

5.1    The Subscriber acknowledges and agrees that :

(a)
none of the Shares have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b)	other than as set out herein, the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act or any other securities laws;

(c)	the Subscriber has received and carefully read this Subscription Agreement;

(d)	by completing the Questionnaire the Subscriber is representing and warranting that the Subscriber is an “Accredited Investor”, as the term is defined in Regulation D of the 1933 Act;

(e)
the decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any pubic information which has been filed by the Company with the Securities and Exchange Commission (“SEC”) in compliance, or intended compliance, with applicable securities laws (collectively, the “Public Disclosure”);

(f)	there are risks associated with an investment in the Shares, as more fully described in certain information forming part of the Public Disclosure;

(g)
the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the sale of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

(h)
the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, to Subscriber during reasonable business hours at the Company's principal place of business and that all documents, records and books in connection with the sale of the Shares hereunder have been made available for inspection by the Subscriber, the Subscriber’s attorney and advisor(s);

(i)
all the information which the Subscriber has provided to the Company is correct and complete as of the date the Subscription Agreement is signed, and if there should be any change in such information prior to this Subscription Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

(j)
the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and the Questionnaire, and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement or the Questionnaire;

(k)
the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, the Questionnaire, or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(l)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with

(i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

(ii) applicable resale restrictions;

(m)	in addition to resale restrictions imposed under U.S. securities laws, there may be other additional restrictions on the Subscriber’s ability to resell the Shares;

(n)
none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers may make a market in the Shares on the OTC Bulletin Board;

(o)	that resale of any of the Shares in the U.S. or elsewhere is restricted except pursuant to an exemption from applicable securities laws;

(p)
the Company has advised the Subscriber that the Company is relying on an exemption from the requirement to provide the Subscriber with a prospectus to sell the Shares; and, as a consequence of acquiring the Shares pursuant to such exemption certain protections, rights and remedies provided by the applicable securities laws including rights of rescission or damages, may not be available to the Subscriber;

(q)
the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has direct or indirect beneficial interest in such Shares;

(r)
the Company will refuse to register the transfer of Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable state securities laws;

(s)
neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares or has reviewed any documents in connection with the sale of the Shares hereunder;

(t)	there is no government or other insurance covering any of the Shares;

(u)
the issuance and sale of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonable, it is not in the best interests of the Company;

(v)
the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(w)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.      Representations, Warranties, and Covenants of the Subscriber

6.1    The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties, and covenants will survive the Closing) that:

(a) the Subscriber is not a U.S. Person;

(b) the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(c) the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement;

(d) the sale of the Shares to the Subscriber as contemplated by the delivery of this Subscription Agreement, the acceptance of it by the Company and the issuance of the Shares to the Subscriber complies with all applicable laws of the Subscriber's jurisdiction of residence or domicile and will not cause the Company to become subject to or comply with any disclosure, prospectus, or reporting requirements under any such applicable laws;

(e) Subscriber:

(i) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the acquisition of the Shares;

(ii) the Subscriber is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(iii) the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Shares; and

(iv) the purchase of the Shares by the Subscriber does not trigger:

A.    any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

B.     any continuous disclosure reporting obligation of the Company in the International Jurisdiction; and

C.     the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii), and (iv) above to the reasonable satisfaction of the Company;

(f)  the Subscriber is purchasing the Shares as principal for investment only and not with a view to, or for resale, distribution, or fractionalization thereof, in whole or in part, and in particular, it has no intention to distribute either indirectly or indirectly any of the Shares in the United States or to U.S. Persons.

(g) the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

(h) the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(i)  the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in any way whatsoever for the Subscriber's decision to invest in the Shares and the Company;

(j)  the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company;

(k) the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, and agreements contained in this Subscription Agreement and agrees that if any of such acknowledgements, representations, and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(l)  the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and Subscriber is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders, and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(m) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constituent documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(n) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(o) the Subscriber is not an underwriter of, or dealer in, the Shares, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(p) the Subscriber understands and agrees that none of the Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(q) the Subscriber understands and agrees that offers and sales of any of the Shares prior to the expiration of a period of one year after the date of original issuance of the Shares (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act, or an exemption thereform and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

(r)  the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(s) the Subscriber understands and agrees that the Company will refuse to register transfers of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(t)  the Subscriber (i) is able to fend for itself with respect to this subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(u) if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations, and agreements on behalf of such account;

(v) the Subscriber acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose or, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of the Shares under the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(x) the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices, or other communications published in any newspaper, magazine, or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(y) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Shares;

(ii) that any person will refund the purchase price of any of the Shares;

(iii) as to the future price or value of any of the Shares; or

(iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers may make a market in the shares of common stock of the Company on the OTC Bulletin Board.

6.2.   In this Subscription Agreement the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.

7.      Representations and Warranties will be Relied Upon by the Company

7.1.   The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Shares under applicable securities laws, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities laws. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

8.      Resale Restrictions

8.1    The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities laws applicable to each Subscriber or proposed transferee. The Subscriber acknowledges that the Shares have not been registered under the 1933 Act or the securities laws of any state of the United States and that the Company does not intend to register same under the 1933 Act or the securities laws of any such state and has no obligation to do so. The Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements.

9.      Acknowledgement and Waiver.

9.1    The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the basis of Public Disclosure. The Subscriber waives to the fullest extent permitted by law, any rights of withdrawal, rescission, or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

10.    Legending and Registration of Shares

10.1 The Subscriber hereby acknowledges that a legend may be placed on the certificates representing any of the Shares to the effect that the Shares represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities laws.

10.2. The Subscriber hereby acknowledges and agrees to the Company's making a notation on its records or giving instructions to the transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

11.    Collection of Personal Information

11.1  The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber's personal information for the purpose of this Subscription Agreement and completing this subscription transaction. The Subscriber's personal information; and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder, may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent, (c) tax and other regulatory authorities; and (d) any of the other parties involved in this subscription transaction, including legal counsel, and may be included in record books in connection with the subscription. By executing this Subscription Agreement the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information; and if applicable the personal information of those on whose behalf the Subscriber is contracting hereunder, and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide on request particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

12.    Costs

12.1  The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber including any fees and disbursements of Subscriber's counsel relating to the purchase of the Shares shall be the sole responsibility of Subscriber.

13.    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered to a party only if delivered in person or if sent by certified or registered first-class mail, return receipt requested postage prepaid or if sent by overnight courier addressed to a party at the address set forth below, or to such other address as such party may have stipulated by notice delivered in accordance with the provisions of this paragraph and such notice shall be deemed given on the day of delivery.

If to Subscriber:

Mr. Jose Gomez
Aquanil Advisors Inc.
Av. 27 de Febrero No. 266,
Edificio INACIF, 3rd Floor
Santo Domingo, Dominican Republic
Tel: 809-566-6762
Fax: 809-472-1697
Email: jose@aqua.com.do

If to Qnective, Inc.: Mr. Oswald Ortiz Qnective, Inc. c/o Qporter Thurgauerstrasse 54 CH-8050 Zurich Switzerlnad Tel: +41-44-307-5020 Fax: +41-44-307-5030 Email: oswald@qnective.com with a copy to: Karen A. Monroe, Esq. Siller Wilk LLP 5 Rue Jean Pecolat New York, NY 10017 Tel: +41-22-322-2010 Fax: +41-22-322-2019 Email: kmonroe@sillerwilk.com

14.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed solely within such State.

15.   Dispute Resolution. Any dispute, controversy or claim arising out of or in relation to this Subscription Agreement including the validity, invalidity, breach or termination thereof, shall be resolved by arbitration before one (1) arbitrator in accordance with the Swiss Rules of International Arbitration of the Swiss Chamber of Commerce in force on the date when the Notice of Arbitration is submitted in accordance with these Rules. The seat of the arbitration shall be Geneva. In the event of any such arbitration, in addition to any judgment rendered against it, the party receiving the adverse judgment shall be responsible for all reasonable attorneys' fees and all costs and expenses incurred by the other party in connection with such arbitration.

16.    Waivers. The failure of either party to insist upon the strict performance of any of the terms, conditions, and provisions of this Subscription Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions, and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement on the part of either party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such party.

17.    Severability. If any clause, sentence, paragraph or part of this Agreement shall for any reason be adjudged by an arbitration tribunal or court of competent jurisdiction to be invalid, such judgment shall not affect the remainder of this Agreement, which shall continue in full force and effect but such judgment shall be limited and confined in its operation to the clause, sentence, paragraph or part thereof directly involved in the controversy in which such judgment shall have been rendered.

18.    Counterparts. This Agreement may be signed in counterparts, which together shall constitute one agreement.

19.    Modification; Amendment. This Agreement may not be changed, amended, or modified except by a writing signed by both parties.

20.    Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, oral and written, between the parties with respect to the subject matter hereof, and the parties are not bound by any agreements, understandings, or conditions other than as expressly set forth herein. In the event of any inconsistency between the terms of this Agreement and any exhibit or other document prepared in accordance with the consummation of the transactions contemplated hereunder, the terms of this Agreement shall prevail.

IN WITNESS WHEREOF, the Subscriber has caused this Agreement to be duly executed by its duly authorized officer as of the day and year written below.

Date: 30/June/2008
AQUANIL ADVISORS INC.
____________________________
[Printed Name of Subscriber]*

_/s/ Jose Gomez__________
[Signature of Subscriber]

Via Espana No. 9
Edificio Bank Boston
8th Floor, Panama City
____________________________
[Address of Subscriber]

_PANAMA______________________
[International Jurisdiction Of Subscriber]

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

QNECTIVE, INC.
Date: July 7th 2008

By: /s/ Oswald Ortiz Oswald Ortiz Chief Executive Officer